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                                                                   Exhibit 23.01


                          INDEPENDENT AUDITOR'S CONSENT

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of eUniverse, Inc., filed with the Securities and Exchange Commission on August 30, 2000, of our report dated June 14, 2002 which appears in this Annual Report on Form 10-K/A for the fiscal year ended March 31, 2002.


                                        MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                        Certified Public Accountants

New York, New York
July 3, 2002